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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through June 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer AMT-Free
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PBMFX
                        Class C     MNBCX
                        Class Y     PBYMX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          29

Notes to Financial Statements                                                 36

Trustees, Officers and Service Providers                                      44

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 3

Portfolio Management Discussion | 6/30/15

In the following interview, David Eurkus, portfolio manager of Pioneer AMT-Free Municipal Fund, discusses the investment environment for tax-free bonds during the six-month period ended June 30, 2015, the Fund's investment strategies and performance during the six-month period, and his outlook for the municipal bond market. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended June 30, 2015?

A Pioneer AMT-Free Municipal Fund's Class A shares returned -0.06% at net asset value during the six-month period ended June 30, 2015, while the Fund's benchmark, the Barclays Municipal Bond Index (the Barclays Index), returned 0.12%. During the same period, the average return of the 265 mutual funds in Lipper's General & Insured Municipal Debt Funds category was -0.18%, and the average return of the 210 mutual funds in Morningstar's Municipal National Long Funds category was -0.12%.

Q How would you characterize the investment environment for tax-exempt bonds during the six-month period ended June 30, 2015?

A Following a dramatic drop in interest rates at the end of January and into early February, rates began to rise modestly based on comments from the U.S. Federal Reserve System (the Fed) that it might begin raising the Federal funds rate by the middle of 2015. Significant reductions in unemployment, somewhat higher inflation expectations and a rebound in the price of oil all helped to nudge rates higher in the first few of months of the period. Globally, in response to the European Central Bank's quantitative easing program, yields for European sovereign bonds with maturities up to 10 years turned negative. In the second quarter (April through June), however, European yields reversed and moved sharply upward in response to the debt crisis in Greece, and U.S. Treasury yields also rose significantly.

     The environment for tax-exempt bonds was very favorable in the early part of 2015, with demand significantly outstripping supply. However, in response to lower rates, municipal entities began to refinance their bonds at

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 a rapid pace, flooding the market with supply. The surge in supply weighed on the tax-free market for much of the second quarter, until municipal refinancings slowed in May and June in response to the global rise in interest rates.

Q Will you discuss your overall investment strategy in managing the Fund's portfolio during the six-month period ended June 30, 2015?

A Our principal investments strategy for the portfolio is to purchase and hold discounted long-term municipal bonds, as these investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our strategy can enable the Fund to outperform its benchmark and its municipal fund peers. We also continue to focus the Fund's investments in sectors that are vital to communities nationwide. The sectors include health care/hospitals, transportation, public and private education, and power/energy.

     During the six-month period, we maintained our emphasis on overall portfolio quality. As of June 30, 2015, approximately 73% of the portfolio's investments were in bonds rated "A" or higher by Moody's, including nearly 22% in the "AAA" category. In addition, the Fund is broadly diversified* among a wide range of municipal bond sectors.

Q What investment decisions contributed the most to the Fund's benchmark-relative performance during the six-month period ended June 30, 2015, and which decisions detracted the most from relative returns?

A During the six-month period, the Fund's investments in State of California and District of Columbia tobacco bonds, and Louisiana hospital bonds were among the most significant contributors to relative returns. The largest detractors from relative performance came from the Fund's longer-duration bonds, such as Washington State general obligation issues and Massachusetts health care bonds. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q Did you invest the Fund in any derivative securities during the six-month period ended June 30, 2015? If so, did the positions have an effect on the Fund's performance?

A    No. We did not invest the Fund in any derivatives during the period.

*    Diversification does not assure a profit nor protect against loss.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 5

Q Did the Fund's level of distribution income to shareholders change at all during the six-month period ended June 30, 2015?

A No, the Fund's distribution levels to shareholders remained stable during the six-month period. Future distributions are, of course, subject to changes in interest rates, which could have a positive or negative effect on the Fund's income.

Q    What is your outlook?

A We are encouraged by the recent rebalancing of supply and demand in the municipal bond market, and by recent declines in yields. Municipal bonds continue to look very attractive on a tax-adjusted basis versus their taxable-bond counterparts, and we have witnessed more and more investors, both domestically and globally, investing in tax-exempt issues.

     On the negative side, we continue to have concerns about the effects on the overall tax-exempt market from unfunded pension liabilities in several states, including Illinois, and the continued deterioration in the credit situation in Puerto Rico (the Fund has no holdings in Puerto Rico).

     We will continue to hold select, long-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to closely monitor the Fund's holdings to help ensure their integrity and quality as well as the timely payment of principal and interest on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

     We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking high income that is free from Federal income taxes.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Please refer to the Schedule of Investments on pages 15-28 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 7

Portfolio Summary | 6/30/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         20.4%
Education                                                                  17.3%
Health                                                                     15.7%
Insured                                                                    11.6%
Special Revenues                                                            9.7%
Transportation                                                              7.5%
Pollution Control Revenue                                                   4.9%
Water & Sewer                                                               3.5%
Escrowed                                                                    3.1%
Power                                                                       2.9%
Various Revenues                                                            2.3%
Housing                                                                     1.1%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology -Series K, 5.5%, 7/1/32                         1.59%
--------------------------------------------------------------------------------
 2. Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33                      1.37
--------------------------------------------------------------------------------
 3. Texas Private Activity Bond Surface Transportation Corp., Senior
    Lien-LBJ Infrastructure, 7.0%, 6/30/40                                  1.25
--------------------------------------------------------------------------------
 4. State of Washington, 5.0%, 7/1/30                                       1.21
--------------------------------------------------------------------------------
 5. State of Maryland, 5.0%, 3/1/21                                         1.19
--------------------------------------------------------------------------------
 6. Golden State Tobacco Securitization Corp., Asset Backed Series
    A1, 5.125%, 6/1/47                                                      1.15
--------------------------------------------------------------------------------
 7. Forsyth County Water & Sewerage Authority, 5.0%, 4/1/41                 1.15
--------------------------------------------------------------------------------
 8. Massachusetts Development Finance Agency, Partners Healthcare System
    Series E, 5.0%, 7/1/31                                                  1.14
--------------------------------------------------------------------------------
 9. FYI Properties, Washington State District Project, 5.5%, 6/1/39         1.13
--------------------------------------------------------------------------------
10. California Statewide Communities Development Authority, Insured-St.
    Joseph-Series B, 5.75%, 7/1/47                                          1.12
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Prices and Distributions | 6/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       6/30/15                         12/31/14
--------------------------------------------------------------------------------
          A                          $14.22                          $14.49
--------------------------------------------------------------------------------
          C                          $14.10                          $14.37
--------------------------------------------------------------------------------
          Y                          $14.18                          $14.44
--------------------------------------------------------------------------------

Distributions per Share: 1/1/15-6/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
        Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.2640              $ --                $ --
--------------------------------------------------------------------------------
          C              $0.2084              $ --                $ --
--------------------------------------------------------------------------------
          Y              $0.2828              $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 9

Performance Update | 6/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                  Net          Public
                  Asset        Offering     Barclays
                  Value        Price        Municipal
Period            (NAV)        (POP)        Bond Index
--------------------------------------------------------------------------------
10 Years          4.65%         4.16%       4.45%
5 Years           5.84          4.87        4.50
1 Year            3.94         -0.75        3.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                 Gross        Net
--------------------------------------------------------------------------------
                 0.85%        0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free        Barclays Municipal
                        Municipal Fund          Bond Index
6/30/2005               $ 9,550                 $10,000
6/30/2006               $ 9,659                 $10,089
6/30/2007               $10,105                 $10,562
6/30/2008               $10,203                 $10,904
6/30/2009               $ 9,907                 $11,315
6/30/2010               $11,322                 $12,403
6/30/2011               $11,647                 $12,834
6/30/2012               $13,265                 $14,105
6/30/2013               $13,409                 $14,138
6/30/2014               $14,468                 $15,006
6/30/2015               $15,038                 $15,456

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Performance Update | 6/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                           Barclays
               If            If            Municipal
Period         Held          Redeemed      Bond Index
--------------------------------------------------------------------------------
10 Years       3.84%         3.84%         4.45%
5 Years        5.02          5.02          4.50
1 Year         3.10          3.10          3.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer AMT-Free          Barclays Municipal
                      Municipal Fund            Bond Index
6/30/2005             $10,000                   $10,000
6/30/2006             $10,052                   $10,089
6/30/2007             $10,438                   $10,562
6/30/2008             $10,458                   $10,904
6/30/2009             $10,066                   $11,315
6/30/2010             $11,411                   $12,403
6/30/2011             $11,646                   $12,834
6/30/2012             $13,163                   $14,105
6/30/2013             $13,203                   $14,138
6/30/2014             $14,142                   $15,006
6/30/2015             $14,580                   $15,456

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 11

Performance Update | 6/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                     Net
                     Asset        Barclays
                     Value        Municipal
Period               (NAV)        Bond Index
--------------------------------------------------------------------------------
10 Years             4.87%        4.45%
5 Years              6.12         4.50
1 Year               4.30         3.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                     Gross        Net
--------------------------------------------------------------------------------
                     0.65%        0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                Pioneer AMT-Free        Municipal Fund
                                Barclays Municipal      Bond Index
6/30/2005                       $5,000,000              $5,000,000
6/30/2006                       $5,057,982              $5,044,259
6/30/2007                       $5,300,140              $5,281,082
6/30/2008                       $5,366,558              $5,451,840
6/30/2009                       $5,223,279              $5,657,616
6/30/2010                       $5,980,401              $6,201,443
6/30/2011                       $6,172,920              $6,416,967
6/30/2012                       $7,045,574              $7,052,273
6/30/2013                       $7,135,417              $7,068,880
6/30/2014                       $7,715,106              $7,503,176
6/30/2015                       $8,046,673              $7,728,230

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for periods prior to the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2015 through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                                  A             C             Y
--------------------------------------------------------------------------------
Beginning Account                        $1,000.00     $1,000.00     $1,000.00
Value on 1/1/15
--------------------------------------------------------------------------------
Ending Account                           $  999.40     $  995.60     $1,001.40
Value on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                            $    4.07     $    7.77     $    2.73
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.57% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015, through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                                  A             C             Y
--------------------------------------------------------------------------------
Beginning Account                        $1,000.00     $1,000.00     $1,000.00
Value on 1/1/15
--------------------------------------------------------------------------------
Ending Account                           $1,020.73     $1,017.01     $1,022.07
Value on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                            $    4.11     $    7.85     $    2.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.57% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Schedule of Investments | 6/30/15 (unaudited)

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         MUNICIPAL BONDS -- 99.2% (e)
                         Alabama -- 0.1%
  1,500,000              Sylacauga Health Care Authority, Coosa Valley
                         Medical Center- Series A, 6.0%, 8/1/35
                         (Pre-Refunded)                                         $     1,507,215
-----------------------------------------------------------------------------------------------
                         Arizona -- 2.3%
  5,145,000              Arizona Health Facilities Authority, Banner
                         Health-Series D, 5.5%, 1/1/38                          $     5,509,420
 10,000,000              City of Mesa Arizona, 3.25%, 7/1/29                          9,751,500
  5,000,000              City of Phoenix Arizona, 4.0%, 7/1/21 (f)                    5,620,350
  1,000,000              Maricopa County Pollution Control Corp.,
                         Southern California Education Co.-A, 5.0%, 6/1/35            1,110,090
     19,000              The Industrial Development Authority of the
                         County of Pima, Arizona Charter Schools
                         Project-Series C, 6.75%, 7/1/31                                 19,105
    500,000              The Industrial Development Authority of the
                         County of Pima, Paradise Education Center
                         Project, 6.1%, 6/1/45                                          519,695
                                                                                ---------------
                                                                                $    22,530,160
-----------------------------------------------------------------------------------------------
                         California -- 9.2%
 10,000,000              Alameda Corridor Transportation Authority,
                         Series 1999 Capital Appreciation, 10/1/31 (c)          $     4,984,600
  2,260,000              Anaheim Public Financing Authority, Capital
                         Appreciation Sub Public Imports Project C,
                         9/1/22 (c)                                                   1,843,256
 12,595,000              Anaheim Public Financing Authority, Capital
                         Appreciation Sub Public Imports Project C,
                         9/1/36 (c)                                                   4,930,187
  3,235,000              California County Tobacco Securitization Agency,
                         Capital Appreciation-Asset-Backed-Gold
                         Country, 6/1/33 (c)                                            872,221
  6,400,000              California Educational Facilities Authority, Stanford
                         University Series U-6, 5.0%, 5/1/45                          8,085,120
  2,000,000              California Health Facilities Financing Authority,
                         Catholic Healthcare West-Series J, 5.625%,
                         7/1/32 (Pre-Refunded)                                        2,000,300
  4,000,000              California Municipal Finance Authority, Community
                         Hospitals Central California, 5.25%, 2/1/37
                         (Pre-Refunded)                                               4,138,280
  4,875,000              California Statewide Communities Development
                         Authority, CHF Irvine LLC-UCI East, 5.0%, 5/15/30            5,022,712
  4,000,000              California Statewide Communities Development
                         Authority, Insured-Enloe Medical Center,
                         5.75%, 8/15/38                                               4,397,200
 10,000,000              California Statewide Communities Development
                         Authority, Insured-St. Joseph-Series B,
                         5.75%, 7/1/47                                               11,129,500
  5,000,000              City of San Francisco California Public Utilities
                         Commission Water Revenue, 4.0%, 11/1/33                      5,185,250

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         California -- (continued)
  7,000,000              City of San Francisco California Public Utilities
                         Commission Water Revenue, 4.0%, 11/1/34                $     7,229,950
    270,000              Franklin-Mckinley School District, 6.0%, 7/1/16 (f)            284,864
  2,100,000              Fresno Joint Powers Financing Authority, Exhibit
                         Hall Expansion Project, 4.75%, 9/1/28                        2,094,771
 15,000,000              Golden State Tobacco Securitization Corp., Asset
                         Backed Series A1, 5.125%, 6/1/47                            11,443,500
  3,000,000              Long Beach Bond Finance Authority, Series A,
                         5.5%, 11/15/37                                               3,528,240
  2,180,000              Pomona Unified School District, 6.55%, 8/1/29 (f)            2,745,514
  3,000,000              Rialto Redevelopment Agency, Merged Project
                         Series A, 6.25%, 9/1/37                                      3,337,050
  1,500,000              San Jose Evergreen Community College District,
                         5.0%, 8/1/41 (f)                                             1,662,915
  1,500,000              Santa Cruz County Redevelopment Agency, Live
                         Oak/Soquel Community Import Series A,
                         6.625%, 9/1/29                                               1,737,240
  1,405,000              Santa Maria Joint Union High School District,
                         8/1/27 (c)(f)                                                 884,771
  3,750,000              Tobacco Securitization Authority of Southern
                         California, Series A1 Senior, 5.0%, 6/1/37                   3,098,888
  1,125,000              Tobacco Securitization Authority of Southern
                         California, Series A1 Senior, 5.125%, 6/1/46                   909,776
                                                                                ---------------
                                                                                $    91,546,105
-----------------------------------------------------------------------------------------------
                         Colorado -- 1.1%
  2,750,000       5.25   Colorado Health Facilities Authority, Adventist
                         Health/Sunbelt-Series D, Floating Rate
                         Note, 11/15/35                                         $     2,911,122
  2,500,000              Regional Transportation District, Denver
                         Transportation Partners, 6.0%, 1/15/26                       2,829,225
  1,250,000              Regional Transportation District, Denver
                         Transportation Partners, 6.0%, 1/15/34                       1,412,062
  1,000,000              Regional Transportation District, Denver
                         Transportation Partners, 6.0%, 1/15/41                       1,127,660
  2,000,000              Regional Transportation District, Denver
                         Transportation Partners, 6.5%, 1/15/30                       2,328,800
                                                                                ---------------
                                                                                $    10,608,869
-----------------------------------------------------------------------------------------------
                         Connecticut -- 1.1%
  3,000,000              Hartford County Metropolitan District,
                         3.0%, 3/1/29 (f)                                       $     2,869,800
  2,470,000              Mohegan Tribe of Indians of Connecticut, Public
                         Import-Priority Distribution, 6.25%, 1/1/31                  2,461,997
  5,000,000              State of Connecticut, 4.0%, 9/1/30 (f)                       5,230,450
                                                                                ---------------
                                                                                $    10,562,247
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Delaware -- 0.5%
  5,000,000              Delaware State Economic Development Authority,
                         Exempt Facility-Indian River Power,
                         5.375%, 10/1/45                                        $     5,401,900
-----------------------------------------------------------------------------------------------
                         District of Columbia -- 1.8%
 10,000,000              District of Columbia Tobacco Settlement
                         Financing Corp., 6.75%, 5/15/40                        $     9,998,800
  7,950,000              District of Columbia, Deed Tax-Housing Production
                         Trust Fund-Series A, 4.25%, 6/1/37                           7,997,859
                                                                                ---------------
                                                                                $    17,996,659
-----------------------------------------------------------------------------------------------
                         Florida -- 3.7%
    445,000              County of Madison Florida, First Mortgage-Twin
                         Oaks Project-Series A, 6.0%, 7/1/25                    $       284,208
  5,000,000              County of Miami-Dade Florida Aviation Revenue,
                         Series B, 5.5%, 10/1/41                                      5,641,250
  3,000,000              Escambia County Health Facilities Authority,
                         Baptist hospital, Inc., Project-A, 6.0%, 8/15/36             3,377,400
  1,390,000              Florida Development Finance Corp., Renaissance
                         Charter School-A, 6.0%, 9/15/30                              1,450,340
  5,000,000              Florida's Turnpike Enterprise, Department
                         Transportation-Series A, 4.0%, 7/1/30                        5,242,850
  3,400,000              St. Johns County Industrial Development
                         Authority, Presbyterian Retirement-Series A,
                         6.0%, 8/1/45                                                 3,759,414
 10,000,000              State of Florida, 3.0%, 6/1/29 (f)                           9,710,800
  8,000,000              State of Florida, 3.0%, 6/1/30 (f)                           7,696,560
                                                                                ---------------
                                                                                $    37,162,822
-----------------------------------------------------------------------------------------------
                         Georgia -- 2.9%
  5,750,000              Burke County Development Authority, Oglethorpe
                         Power Corp., Vogtle-E, 7.0%, 1/1/23                    $     6,504,228
 10,000,000              Forsyth County Water & Sewerage Authority,
                         5.0%, 4/1/41                                                11,380,500
  2,000,000       2.00   Monroe County Development Authority, GA
                         Power Co., Plant-Scherer, Floating Rate
                         Note, 7/1/25                                                 2,041,180
  2,750,000              Private Colleges & Universities Authority,
                         Emory University-Series A, 5.0%, 10/1/43                     3,041,225
  5,000,000              State of Georgia, 4.0%, 10/1/22 (f)                          5,691,800
                                                                                ---------------
                                                                                $    28,658,933
-----------------------------------------------------------------------------------------------
                         Illinois -- 3.4%
  5,000,000              Illinois Finance Authority, Centegra Health
                         Systems Series A, 5.0%, 9/1/42                         $     5,174,450
  1,600,000              Illinois Finance Authority, 6.0%, 8/15/25
                         (Pre-Refunded)                                               1,611,024
    650,000              Illinois Finance Authority, Unrefunded Christian
                         Homes, 6.125%, 5/15/27                                         650,748

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 17

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Illinois -- (continued)
  1,000,000              Illinois Finance Authority, American Water Capital
                         Corp., Project, 5.25%, 5/1/40                          $     1,051,720
  5,000,000              Illinois Finance Authority, Roosevelt University
                         Project, 6.5%, 4/1/39                                        5,352,750
  4,000,000              Illinois Finance Authority, Silver Cross Hospital
                         & Medical Centers, 5.5%, 8/15/30                             4,227,400
 20,000,000              Metropolitan Pier & Exposition Authority, Capital
                         Appreciation-McCormick-Series A, 6/15/39 (c)                 5,942,800
  5,000,000              Metropolitan Pier & Exposition Authority,
                         McCormick Place Convention, 7.0%, 7/1/26
                         (Pre-Refunded)                                               6,531,900
  3,000,000              Railsplitter Tobacco Settlement Authority,
                         6.0%, 6/1/28                                                 3,521,880
                                                                                ---------------
                                                                                $    34,064,672
-----------------------------------------------------------------------------------------------
                         Indiana -- 2.0%
  2,000,000              Indiana Bond Bank, Special Project-Hendricks
                         Regional Health-A, 5.5%, 2/1/29                        $     2,229,200
  2,000,000              Indiana Finance Authority, Import-U.S. Steel Corp.,
                         6.0%, 12/1/26                                                2,170,900
  5,000,000              Indiana Health & Educational Facilities Financing
                         Authority, Clarian Health Obligation-Series A,
                         4.75%, 2/15/34                                               5,140,800
  7,000,000              Indiana Health & Educational Facilities Financing
                         Authority, Clarian Health Obligation-Series A,
                         5.0%, 2/15/39                                                7,208,110
  3,000,000              Indiana University, Series A, 4.0%, 6/1/42                   3,039,210
    380,000              Indianapolis Local Public Improvement Bond Bank,
                         Series B, 6.0%, 1/10/20                                        415,507
                                                                                ---------------
                                                                                $    20,203,727
-----------------------------------------------------------------------------------------------
                         Louisiana -- 1.9%
  6,000,000              Jefferson Parish Hospital Service District No. 2,
                         East Jefferson General Hospital, 6.375%, 7/1/41        $     6,903,180
    385,000               Louisiana Local Government Environmental
                         Facilities & Community Development Authority,
                         Capital Projects & Equipment Acquisition,
                         5.25%, 12/1/18                                                 395,911
 10,000,000              Louisiana Public Facilities Authority, Ochsner
                         Clinic Foundation Project-Series A, 5.5%, 5/15/47           10,584,300
    400,000              Louisiana State Citizens Property Insurance
                         Corp., 5.0%, 6/1/24                                            456,688
    500,000              Louisiana State Citizens Property Insurance
                         Corp., 5.0%, 6/1/24                                            578,275
                                                                                ---------------
                                                                                $    18,918,354
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Maine -- 1.2%
  4,500,000              Maine Health & Higher Educational Facilities
                         Authority, Maine General Medical Center,
                         6.75%, 7/1/36                                          $     5,100,750
  3,040,000              Maine Health & Higher Educational Facilities
                         Authority, Maine General Medical Center,
                         6.95%, 7/1/41                                                3,475,358
  2,745,000              University of Maine, 5.0%, 3/1/25                            3,290,788
                                                                                ---------------
                                                                                $    11,866,896
-----------------------------------------------------------------------------------------------
                         Maryland -- 4.5%
  3,000,000              County of Frederick Maryland, Mount St. Mary
                         University, 5.625%, 9/1/38                             $     3,006,960
    400,000              Maryland Economic Development Corp.,
                         5.0%, Senior Lien-Chesapeake Bay -- Series A,
                         12/1/16 (d)                                                    219,880
    900,000              Maryland Economic Development Corp.,
                         5.0%, Senior Lien-Chesapeake Bay -- Series B,
                         12/1/16 (d)                                                    494,730
  2,000,000              Maryland Economic Development Corp., Potomac,
                         6.2%, 9/1/22                                                 2,323,220
  6,250,000              Maryland Health & Higher Educational Facilities
                         Authority, Ascension Health-Series B,
                         5.0%, 11/15/51                                               6,814,812
  9,000,000              State of Maryland, 3.0%, 3/1/30 (f)                          8,842,410
  3,500,000              State of Maryland, 4.5%, 8/1/19 (f)                          3,961,405
 10,000,000              State of Maryland, 5.0%, 3/1/21 (f)                         11,825,100
  3,880,000              Washington Suburban Sanitary Commission,
                         4.0%, 6/1/43 (f)                                             3,955,815
  3,735,000              Washington Suburban Sanitary Commission,
                         4.0%, 6/1/44 (f)                                             3,805,143
                                                                                ---------------
                                                                                $    45,249,475
-----------------------------------------------------------------------------------------------
                         Massachusetts -- 16.9%
  5,075,000              City of Cambridge Massachusetts, 3.0%,
                         2/15/35 (f)                                            $     4,763,649
  6,400,000       0.74   Commonwealth of Massachusetts, Floating Rate
                         Note, 11/1/25 (f)                                            6,180,800
  1,300,000              Concord & Carlisle Regional School District
                         Massachusetts, 3.0%, 3/15/29 (f)                             1,279,811
  1,300,000              Concord & Carlisle Regional School District
                         Massachusetts, 3.0%, 3/15/31 (f)                             1,248,429
  1,300,000              Concord & Carlisle Regional School District
                         Massachusetts, 3.0%, 3/15/32 (f)                             1,241,461
  1,300,000              Concord & Carlisle Regional School District
                         Massachusetts, 3.0%, 3/15/33 (f)                             1,228,812
  5,000,000              Massachusetts Department of Transportation,
                         Capital Appreciation Senior Series A, 1/1/28 (c)             3,370,200
  3,000,000              Massachusetts Development Finance Agency,
                         3.5%, Roxbury Latin School, 7/1/44                           2,738,880

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 19

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
  2,700,000              Massachusetts Development Finance Agency,
                         Partners Healthcare System Series O 4.0%,
                         7/1/45                                                 $     2,667,411
  1,000,000              Massachusetts Development Finance Agency,
                         Tufts University Series Q, 4.0%, 8/15/38                     1,004,930
  9,930,000              Massachusetts Development Finance Agency,
                         Partners Healthcare System Series E, 5.0%, 7/1/31           11,276,707
  4,000,000              Massachusetts Development Finance Agency,
                         Boston University-Series X, 5.0%, 10/1/48                    4,378,400
  1,855,000              Massachusetts Development Finance Agency,
                         Adventcare Project-Series A, 6.25%, 10/15/17                 1,960,197
  1,000,000              Massachusetts Development Finance Agency,
                         Babson College, 5.0%, 10/1/21                                1,162,540
  1,000,000              Massachusetts Development Finance Agency,
                         Babson College, 5.0%, 10/1/22                                1,146,030
  1,000,000              Massachusetts Development Finance Agency,
                         Berkshire Health System-Series G, 5.0%, 10/1/30              1,085,870
  1,980,000              Massachusetts Development Finance Agency,
                         Broad Institute-Series A, 5.375%, 4/1/41                     2,186,474
   500,000               Massachusetts Development Finance Agency,
                         Evergreen Center, Inc., 5.5%, 1/1/35                           500,225
  1,000,000              Massachusetts Development Finance Agency,
                         Foxborough Regional Charter School-Series A,
                         7.0%, 7/1/42                                                 1,120,850
  4,000,000              Massachusetts Development Finance Agency,
                         Lowell General Hospital-Series G, 5.0%, 7/1/44               4,146,760
    400,000              Massachusetts Development Finance Agency,
                         Milford Regional Medical Center-Series F,
                         5.625%, 7/15/36                                                433,160
    500,000              Massachusetts Development Finance Agency,
                         Milford Regional Medical Center-Series F,
                         5.75%, 7/15/43                                                 543,880
  2,000,000              Massachusetts Development Finance Agency,
                         Northeastern University, 4.0%, 10/1/35                       2,025,060
    450,000              Massachusetts Development Finance Agency,
                         Northeastern University-Series A, 5.0%, 3/1/39                 496,539
  1,000,000              Massachusetts Development Finance Agency,
                         Tufts Medical Center-Series I, 6.75%, 1/1/36                 1,154,900
  1,000,000              Massachusetts Development Finance Agency,
                         UMass Memorial-Series H, 5.125%, 7/1/26                      1,090,980
  6,185,000              Massachusetts Development Finance Agency,
                         WGBH Educational Foundation-Series A,
                         5.75%, 1/1/42                                                7,433,690
  1,680,000              Massachusetts Development Finance Agency,
                         Wheelock College-Series C, 5.25%, 10/1/29                    1,789,956
  3,320,000              Massachusetts Development Finance Agency,
                         Wheelock College-Series C, 5.25%, 10/1/37                    3,508,609
  1,585,000              Massachusetts Development Finance Agency,
                         Whitehead Inst Biomedical Research, 5.0%, 6/1/25             1,835,842

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
  4,200,000              Massachusetts Development Finance Agency,
                         Williams College-Series P, 5.0%, 7/1/43                $     4,682,958
  2,500,000              Massachusetts Development Finance Agency,
                         Worcester Polytechnic Institute, 4.0%, 9/1/49                2,467,050
  1,250,000              Massachusetts Development Finance Agency,
                         Worcester Polytechnic Institute, 5.0%, 9/1/50                1,353,900
  3,355,000              Massachusetts Health & Educational Facilities
                         Authority, Unrefunded Boston Medical Center,
                         5.25%, 7/1/38                                                3,501,513
    395,000              Massachusetts Health & Educational Facilities
                         Authority, Boston Medical Center, 5.25%,
                         7/1/38 (Pre-Refunded)                                         443,289
  4,500,000              Massachusetts Health & Educational Facilities
                         Authority, Emerson Hospital-Series E,
                         4.625%, 8/15/28                                              4,511,610
  3,400,000              Massachusetts Health & Educational Facilities
                         Authority, Harvard University-Series A,
                         5.5%, 11/15/36                                               3,870,764
  2,335,000              Massachusetts Health & Educational Facilities
                         Authority, Mass Eye & Ear Infirmary -- Series C,
                         5.375%, 7/1/35                                               2,511,036
 12,000,000              Massachusetts Health & Educational Facilities
                         Authority, Massachusetts Institute of
                         Technology -Series K, 5.5%, 7/1/32                          15,783,842
  1,000,000              Massachusetts Health & Educational Facilities
                         Authority, Massachusetts Institute of
                         Technology -Series O, 5.5%, 7/1/36 (Pre-Refunded)            1,132,470
  2,000,000              Massachusetts Health & Educational Facilities
                         Authority, Northeastern University-Series T-2,
                         4.125%, 10/1/37                                              2,029,980
  1,000,000              Massachusetts Port Authority, Reference Series B,
                         5.0%, 7/1/32                                                 1,134,260
  1,000,000              Massachusetts Port Authority, Reference Series B,
                         5.0%, 7/1/33                                                 1,130,200
  7,000,000              Massachusetts School Building Authority, Senior
                         Series B, 5.0%, 8/15/29                                      8,068,970
  3,975,000              Massachusetts State College Building Authority,
                         5.0%, 5/1/28                                                 4,576,020
  2,420,000              Massachusetts Water Resources Authority, Reference
                         General Series B, 5.25%, 8/1/36                              3,010,480
  5,000,000              Town of Braintree Massachusetts, 5.0%, 5/15/25 (f)           6,056,900
  2,000,000              Town of Chatham Massachusetts, 3.5%, 6/15/37 (f)             1,966,600
  1,875,000              Town of Lexington Massachusetts, 4.0%, 2/15/21 (f)           2,113,856
  1,535,000              Town of Plymouth Massachusetts, 3.375%, 5/1/32 (f)           1,532,022
  1,265,000              Town of Plymouth Massachusetts, 3.5%, 5/1/35 (f)             1,253,299
  1,590,000              Town of Reading Massachusetts, 3.0%, 4/15/20 (f)             1,704,178
  1,385,000              Town of Reading Massachusetts, 3.0%, 4/15/22 (f)             1,476,548
  1,625,000              Town of Reading Massachusetts, 3.0%, 4/15/23 (f)             1,731,470

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 21

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
  4,000,000              Town of Wellesley Massachusetts, 4.0%, 6/1/45 (f)      $     4,049,000
  4,500,000              Town of Wilmington Massachusetts, 4.0%,
                         3/15/37 (f)                                                  4,584,735
  2,500,000              University of Massachusetts Building Authority,
                         Senior Series 1, 5.0%, 11/1/39                               2,769,650
  4,160,000              Woods Hole Marthas Vineyard & Nantucket
                         Steamship Authority, Series A, 4.0%, 3/1/28                  4,510,480
                                                                                ---------------
                                                                                $   168,958,132
-----------------------------------------------------------------------------------------------
                         Michigan -- 0.8%
  1,385,000              John Tolfree Health System Corp., 6.0%, 9/15/23        $     1,385,928
  3,125,000              Michigan Public Educational Facilities Authority,
                         Ltd., Obligation-David Ellis-West Project,
                         5.875%, 6/1/37                                               3,125,375
  2,000,000              Michigan State Hospital Finance Authority,
                         Presbyterian Villages of Michigan Obligated
                         Group, 5.25%, 11/15/25                                       2,003,400
  1,000,000              Michigan State Hospital Finance Authority,
                         Presbyterian Villages of Michigan Obligated
                         Group, 5.5%, 11/15/35                                        1,001,790
                                                                                ---------------
                                                                                $     7,516,493
-----------------------------------------------------------------------------------------------
                         Minnesota -- 0.4%
  1,445,000              University of Minnesota, Series B, 3.0%, 1/1/18        $     1,521,036
    600,000              University of Minnesota, Series B, 4.0%, 1/1/20                669,234
  1,000,000              University of Minnesota, Series B, 4.0%, 1/1/29              1,064,510
    860,000              University of Minnesota, Series B, 4.0%, 1/1/30                912,176
                                                                                ---------------
                                                                                $     4,166,956
-----------------------------------------------------------------------------------------------
                         Mississippi -- 0.3%
  2,750,000              County of Warren Mississippi, International
                         Paper Co.-Series A, 5.8%, 5/1/34                       $     3,056,790
-----------------------------------------------------------------------------------------------
                         Missouri -- 1.5%
  2,500,000              Health & Educational Facilities Authority of the
                         State of Missouri, Cox Health Series A, 5.0%,
                         11/15/35                                               $     2,723,775
  4,000,000              Health & Educational Facilities Authority of the
                         State of Missouri, Mercy Health-Series F, 4.0%,
                         11/15/45                                                     3,823,560
  2,000,000              Missouri Development Finance Board, City of
                         Indepenence -- Annual Appropriation Sewer
                         System, 5.25%, 11/1/42                                       2,175,620
    75,000               Missouri State Environmental Improvement &
                         Energy Resources Authority, Unrefunded State
                         Revolving, 5.125%, 1/1/20                                       75,307
  5,500,000              University of Missouri, Reference Series A,
                         5.0%, 11/1/25                                                6,671,500
                                                                                ---------------
                                                                                $    15,469,762
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Nebraska -- 0.3%
  2,880,000              Omaha School District, 3.125%, 12/15/33 (f)            $     2,691,014
-----------------------------------------------------------------------------------------------
                         New Hampshire -- 0.9%
  5,000,000              New Hampshire Health and Education Facilities
                         Authority Act, Southern NH Medical Center-Series A,
                         5.0%, 10/1/32                                          $     5,243,900
  3,750,000              New Hampshire Health and Education Facilities
                         Authority Act, Southern NH Medical Center-Series A,
                         5.0%, 10/1/37                                                3,902,025
                                                                                ---------------
                                                                                $     9,145,925
-----------------------------------------------------------------------------------------------
                         New Jersey -- 1.1%
    475,000              New Jersey Economic Development Authority,
                         First Mortgage-Seashore Gardens Project,
                         5.3%, 11/1/26                                          $       420,304
  3,000,000              New Jersey Educational Facilities Authority,
                         Princeton University-Series B, 5.0%, 7/1/39                  3,337,800
  5,115,000              New Jersey Health Care Facilities Financing
                         Authority, Trinitas Hospital Obligation Group-Series A,
                         5.25%, 7/1/30                                                5,392,233
  2,000,000              New Jersey Transportation Trust Fund Authority,
                         Transportation System-Series A, 5.5%, 6/15/41                2,090,240
                                                                                ---------------
                                                                                $    11,240,577
-----------------------------------------------------------------------------------------------
                         New York -- 2.4%
  2,500,000              Albany Industrial Development Agency, St Peters
                         Hospital Project-Series A, 5.25%, 11/15/32             $     2,748,750
 10,000,000              New York Counties Tobacco Trust V, Capital
                         Appreciation Sub Pass-Through Series 1, 6/1/38 (c)           2,191,500
  5,015,000              New York State Dormitory Authority, Series A,
                         5.0%, 3/15/31                                                5,781,091
  5,030,000              New York State Dormitory Authority, Columbia
                         University, 5.0%, 10/1/41                                    5,631,588
  5,515,000              New York State Dormitory Authority, Insured-FIT
                         Student Housing Corp., 5.25%, 7/1/24                         6,259,415
  1,500,000              Port Authority of New York & New Jersey,
                         Consolidated Ninety-Third Series, 6.125%, 6/1/94             1,784,190
                                                                                ---------------
                                                                                $    24,396,534
-----------------------------------------------------------------------------------------------
                         North Carolina -- 0.8%
  3,000,000              City of Charlotte North Carolina Storm Water
                         Revenue, 4.0%, 12/1/43                                 $     3,090,240
  4,000,000              City of Raleigh North Carolina, 5.0%, 9/1/20 (f)             4,706,800
                                                                                ---------------
                                                                                $     7,797,040
-----------------------------------------------------------------------------------------------
                         North Dakota -- 0.5%
  5,000,000              County of McLean North Dakota, Great River
                         Energy-Series B, 5.15%, 7/1/40                         $     5,238,500
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 23

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Ohio -- 3.8%
 10,000,000              Buckeye Tobacco Settlement Financing Authority,
                         Asset Backed Senior Turbo Series A2,
                         5.75%, 6/1/34                                          $     7,931,600
  6,000,000              Buckeye Tobacco Settlement Financing Authority,
                         Asset Backed Senior Turbo Series A2, 6.5%, 6/1/47            5,142,060
  1,500,000              County of Cuyahoga Ohio, Eliza Jennings Senior
                         Care-Series A, 6.0%, 5/15/37                                 1,530,195
  1,500,000              County of Cuyahoga Ohio, Eliza Jennings Senionr
                         Care-Series A, 6.0%, 5/15/42                                 1,528,845
  5,000,000              County of Lake Ohio, Lake Hospital System-Series C,
                         6.0%, 8/15/43                                                5,529,100
 10,000,000              JobsOhio Beverage System, Senior Lien Series A,
                         5.0%, 1/1/38                                                10,975,400
  5,000,000              State of Ohio, 5.0%, 6/15/29 (f)                             5,756,750
                                                                                ---------------
                                                                                $    38,393,950
-----------------------------------------------------------------------------------------------
                         Oklahoma -- 0.5%
  4,715,000              McGee Creek Authority, 6.0%, 1/1/23                    $     5,190,131
-----------------------------------------------------------------------------------------------
                         Oregon -- 0.7%
  3,000,000              Deschutes & Jefferson Counties School District
                         No. 2J Redmond Oregon, 3.0%, 6/15/32 (f)               $     2,881,380
  2,000,000              Multnomah County School District No. 40,
                         6/15/30 (c)(f)                                               1,120,660
  2,000,000              Multnomah County School District No. 40,
                         6/15/31 (c)(f)                                               1,068,900
  1,715,000              Multnomah County School District No. 40,
                         6/15/32 (c)(f)                                                 870,620
  1,000,000              Oregon Health & Science University, Series E,
                         4.0%, 7/1/31                                                 1,035,850
                                                                                ---------------
                                                                                $     6,977,410
-----------------------------------------------------------------------------------------------
                         Pennsylvania -- 3.8%
    835,000              Allentown Area Hospital Authority, Sacred Heart
                         Hospital, 6.0%, 11/15/16 (Pre-Refunded)                $       852,234
  5,000,000       3.50   Beaver County Industrial Development Authority,
                         FirstEnergy Nuclear-Series B, Floating Rate
                         Note, 12/1/35                                                5,152,750
  5,000,000              Lehigh County Industrial Development Authority,
                         PPL Electric Utilities Corp Project, 4.75%, 2/15/27          5,004,750
  1,000,000              Montgomery County Industrial Development
                         Authority Pennsylvania, Foulkeways At Gwynedd
                         Project-Series A, 5.0%, 12/1/24                              1,015,270
  1,000,000              Montgomery County Industrial Development
                         Authority Pennsylvania, Foulkeways At Gwynedd
                         Project-Series A, 5.0%, 12/1/30                              1,027,400
  4,750,000              Pennsylvania Higher Educational Facilities Authority,
                         Thomas Jefferson University, 5.0%, 9/1/39                    5,191,322
  1,000,000              Pennsylvania Higher Educational Facilities Authority,
                         Edinboro University Foundation, 6.0%, 7/1/43                 1,077,660

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Pennsylvania -- (continued)
 11,500,000       0.83   Pennsylvania Higher Educational Facilities
                         Authority, Foundation Indiana University
                         PA-Series A, Floating Rate Note, 7/1/39                $     9,025,430
  1,000,000              Pennsylvania Higher Educational Facilities
                         Authority, University Properties, Inc., East
                         Stroudsburg, 5.0%, 7/1/42                                    1,045,400
  5,000,000              Pennsylvania Turnpike Commission, Series D,
                         5.3%, 12/1/41                                                5,497,700
  2,500,000              Philadelphia Authority for Industrial Development,
                         Children's Hospital Philadelphia Project Series A,
                         5.0%, 7/1/42                                                 2,752,950
                                                                                ---------------
                                                                                $    37,642,866
-----------------------------------------------------------------------------------------------
                         South Carolina -- 1.9%
  7,500,000              County of Florence South Carolina, 4.0%, 6/1/20 (f)    $     8,385,300
  1,000,000              SCAGO Educational Facilities Corp. for Pickens
                         School District, 3.25%, 12/1/28                                958,430
  8,265,000              South Carolina State Public Service Authority,
                         Santee Cooper-Series D, 5.0%, 12/1/43                        8,952,152
    500,000              State of South Carolina, 5.0%, 4/1/20 (f)                      583,355
                                                                                ---------------
                                                                                $    18,879,237
-----------------------------------------------------------------------------------------------
                         South Dakota -- 0.0%+
     65,000              South Dakota Conservancy District, State Revolving
                         Fund-Series A, 5.625%, 8/1/17 (Pre-Refunded)           $        65,295
-----------------------------------------------------------------------------------------------
                         Texas -- 12.6%
  7,100,000              Central Texas Regional Mobility Authority, Capital
                         Appreciation Senior Lien, 1/1/25 (c)                   $     4,752,172
  3,550,000              Central Texas Regional Mobility Authority, Capital
                         Appreciation, 1/1/26 (c)                                     2,261,456
  3,000,000              Central Texas Regional Mobility Authority, Capital
                         Appreciation, 1/1/27 (c)                                     1,810,260
  2,500,000              Central Texas Regional Mobility Authority, Sub Lien,
                         6.75%, 1/1/41                                                2,999,675
  5,000,000              City of Pearland Texas, 4.0%, 3/1/29 (f)                     5,204,300
 11,900,000              Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33          13,629,784
  8,285,000              Dallas Area Rapid Transit, Senior Lien,
                         5.25%, 12/1/29                                              10,256,002
 10,000,000              Dallas County Utility & Reclamation District,
                         5.375%, 2/15/29 (f)                                         10,546,900
  5,080,000              Eagle Mountain & Saginaw Independent School
                         District, 3.0%, 8/15/29 (f)                                  4,887,519
  1,000,000              Harris County Cultural Education Facilities Finance
                         Corp., YMCA Greater Houston Area-Series,
                         5.0%, 6/1/28                                                 1,077,060
    500,000              Harris County Cultural Education Facilities Finance
                         Corp., YMCA Greater Houston Area-Series,
                         5.0%, 6/1/33                                                   528,075

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 25

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Texas -- (continued)
  2,750,000              Houston Higher Education Finance Corp., Rice
                         University Project-Series A, 5.0%, 5/15/35             $     3,102,082
  5,000,000              Lubbock-Cooper Independent School District,
                         4.0%, 2/15/49 (f)                                            5,003,300
  4,000,000              North Texas Tollway Authority, Series A, 5.0%, 1/1/30        4,440,520
  5,000,000              North Texas Tollway Authority, Series A, 5.0%, 1/1/35        5,445,700
  2,000,000              North Texas Tollway Authority, 1st Tier Series D,
                         5.0%, 1/1/38                                                 2,159,840
  7,525,000              State of Texas, 5.0%, 4/1/29 (f)                             8,744,802
  4,000,000              Texas Municipal Gas Acquisition & Supply Corp., III,
                         5.0%, 12/15/31                                               4,303,760
 10,410,000              Texas Private Activity Bond Surface Transportation
                         Corp., Senior Lien-LBJ Infrastructure, 7.0%, 6/30/40        12,412,676
  2,755,000              Texas State Public Finance Authority Charter School
                         Finance Corp., Ed-Cosmos Foundation Inc.-Series A,
                         6.2%, 2/15/40                                                3,303,135
  4,500,000              Texas Transportation Commission State Highway
                         Fund, 1st Tier Series A, 5.0%, 4/1/23                        5,397,075
  6,100,000              The University of Texas System, Reference
                         Financing Series A, 5.0%, 8/15/20                            7,165,121
  5,000,000              The University of Texas System, Financing System
                         Series A, 5.0%, 8/15/24                                      6,121,050
                                                                                ---------------
                                                                                $   125,552,264
-----------------------------------------------------------------------------------------------
                         Utah -- 0.6%
    500,000              Utah State Charter School Finance Authority,
                         North Davis Preparatory, 5.75%, 7/15/20                $       542,910
  4,835,000              Utah Transit Authority, 5.0%, 6/15/31                        5,675,710
                                                                                ---------------
                                                                                $     6,218,620
-----------------------------------------------------------------------------------------------
                         Virginia -- 6.1%
 10,450,000              County of Fairfax Virginia, 4.0%, 10/1/34 (f)          $    11,003,223
 14,990,000              Tobacco Settlement Financing Corp., Virginia,
                         Senior Series B1, 5.0%, 6/1/47                              10,380,275
 10,000,000              University of Virginia, Series A1, 4.0%, 4/1/45             10,251,500
  4,000,000              University of Virginia, Reference Series A,
                         5.0%, 6/1/37                                                 4,529,960
  5,000,000              University of Virginia, Reference Series A,
                         5.0%, 6/1/43                                                 5,602,800
  5,000,000              Upper Occoquan Sewage Authority, 4.0%, 7/1/41                5,132,900
  5,000,000              Virginia Public School Authority, 4.0%, 8/1/25               5,609,400
  7,500,000              Washington County Industrial Development Authority
                         Virginia, Mountain States Health Alliance-Series C,
                         7.75%, 7/1/38                                                8,600,850
                                                                                ---------------
                                                                                $    61,110,908
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------
Principal     Floating
Amount ($)    Rate (b)                                                          Value
-----------------------------------------------------------------------------------------------
                         Washington -- 7.1%
 10,000,000              FYI Properties, Washington State District Project,
                         5.5%, 6/1/39                                           $    11,265,000
 10,000,000              King County Housing Authority, Birch Creek
                         Apartments Project, 5.5%, 5/1/38                            10,969,200
  3,000,000              King County Public Hospital District No. 1, 5.25%,
                         12/1/37 (f)                                                  3,209,730
  3,000,000              King County School District No. 411 Issaquah,
                         4.5%, 12/1/30                                                3,305,370
  1,500,000              Public Utility District No. 1 of Franklin County,
                         Series A, 5.0%, 9/1/38                                       1,657,485
 10,390,000              State of Washington, 5.0%, 7/1/30 (f)                       12,041,179
  5,000,000              State of Washington, 5.0%, 8/1/36 (f)                        5,595,050
  6,685,000              University of Washington, Series B, 5.0%, 6/1/28             7,915,976
  5,600,000              University of Washington, 5.0%, 6/1/37
                         (Pre-Refunded)                                               6,057,352
  5,000,000              Washington Health Care Facilities Authority,
                         Providence Health -- Series C, 5.25%, 10/1/33                5,525,800
  2,400,000              Washington Health Care Facilities Authority, VA
                         Mason Medical-Series A, 6.125%, 8/15/37                      2,567,016
  1,140,000              Washington State Housing Finance Commission,
                         Skyline At First Hill Project-Series A, 5.25%, 1/1/17        1,152,779
                                                                                ---------------
                                                                                $    71,261,937
-----------------------------------------------------------------------------------------------
                         Wisconsin -- 0.5%
  1,430,000              Adams-Friendship Area School District, 6.5%,
                         4/1/16 (f)                                             $     1,492,748
  3,000,000              Wisconsin Health & Educational Facilities
                         Authority, Ministry Health Care, Inc. -- Series B
                         5.125%, 8/15/35                                              3,281,250
                                                                                ---------------
                                                                                $     4,773,998
-----------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS
                         (Cost $963,551,454)                                    $   992,022,373
-----------------------------------------------------------------------------------------------

Shares
-----------------------------------------------------------------------------------------------
                         CLAIM -- 0.0%+
                         COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                         Research & Consulting Services -- 0.0%+
        200              CMS Liquidating Trust*                                 $       578,000
-----------------------------------------------------------------------------------------------
                         TOTAL CLAIM
                         (Cost $640,000)                                        $       578,000
-----------------------------------------------------------------------------------------------
                         TOTAL INVESTMENT IN SECURITIES -- 99.2%
                         (Cost $964,191,454) (a)                                $   992,600,373
-----------------------------------------------------------------------------------------------
                         OTHER ASSETS & LIABILITIES -- 0.8%                     $     7,641,344
-----------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%                             $ 1,000,241,717
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 27

(Pre-Refunded) Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

+              Amount rounds to less than 0.1%.

*              Non-income producing security.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $964,107,774 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $ 39,898,414

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                            (11,405,815)
                                                                                     ------------
               Net unrealized appreciation                                           $(28,492,599)
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is issued with a zero coupon. Income is earned through accretion of discount.

(d)            Security is in default and is non-income producing.

(e)            Consists of Revenue Bonds unless otherwise indicated.

(f)            Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015, aggregated $376,276,837 and $175,922,074, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1        Level 2          Level 3    Total
--------------------------------------------------------------------------------
  Municipal Bonds        $--            $992,022,373     $--        $992,022,373
  Claim                   --                 578,000      --             578,000
--------------------------------------------------------------------------------
  Total                  $--            $992,600,373     $--        $992,600,373
================================================================================

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Statement of Assets and Liabilities | 6/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $964,191,454)                   $  992,600,373
  Receivables --
     Investment securities sold                                         422,984
     Fund shares sold                                                 1,068,641
     Interest                                                        12,179,921
  Due from Pioneer Investment Management, Inc.                           88,592
  Other assets                                                           48,223
--------------------------------------------------------------------------------
        Total assets                                             $1,006,408,734
================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                             $      703,361
     Fund shares repurchased                                          3,733,791
     Dividends                                                        1,063,118
   Due to custodian                                                     368,826
   Due to affiliates                                                    240,770
   Accrued expenses                                                      57,151
--------------------------------------------------------------------------------
        Total liabilities                                        $    6,167,017
================================================================================
NET ASSETS:
  Paid-in capital                                                $1,014,296,323
  Undistributed net investment income                                 6,162,449
  Accumulated net realized loss on investments                      (48,625,974)
  Net unrealized appreciation on investments                         28,408,919
--------------------------------------------------------------------------------
        Total net assets                                         $1,000,241,717
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $687,256,538/48,330,896 shares)              $        14.22
  Class C (Based on $49,602,760/3,517,583 shares)                $        14.10
  Class Y (Based on $263,382,419/18,579,489 shares)              $        14.18
MAXIMUM OFFERING PRICE:
  Class A ($14.22 (divided by) 95.5%)                            $        14.89
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 29

Statement of Operations (unaudited)

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Interest                                                       $  18,757,961
---------------------------------------------------------------------------------------------
        Total investment income                                                 $  18,757,961
=============================================================================================
EXPENSES:
  Management fees                                                $   2,200,901
  Transfer agent fees
     Class A                                                           100,679
     Class C                                                             2,053
     Class Y                                                             1,162
  Distribution fees
     Class A                                                           871,993
     Class C                                                           246,361
  Shareholder communication expense                                    236,488
  Administrative reimbursements                                        139,839
  Custodian fees                                                         7,118
  Registration fees                                                     31,794
  Professional fees                                                     44,319
  Printing expense                                                       8,259
  Fees and expenses of nonaffiliated trustees                           20,028
  Interest expense                                                       1,511
  Miscellaneous                                                         55,323
---------------------------------------------------------------------------------------------
     Total expenses                                                             $   3,967,828
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                  $     (88,592)
---------------------------------------------------------------------------------------------
     Net expenses                                                               $   3,879,236
---------------------------------------------------------------------------------------------
        Net investment income                                                   $  14,878,725
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                              $     783,400
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on Investments                          $ (18,514,423)
---------------------------------------------------------------------------------------------
  Net loss on investments                                                       $ (17,731,023)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                          $  (2,852,298)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended            Year
                                                             6/30/15          Ended
                                                             (unaudited)      12/31/14
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   14,878,725   $  27,516,091
Net realized gain on investments and class actions                  783,400      19,321,508
Change in net unrealized appreciation (depreciation)
  on investments                                                (18,514,423)     53,346,370
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                     $   (2,852,298)  $ 100,183,969
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.26 and $0.54 per share, respectively)       $  (12,829,971)  $ (26,218,236)
     Class B ($0.00 and $0.36 per share, respectively)*                  --         (43,567)
     Class C ($0.21 and $0.43 per share, respectively)             (720,732)     (1,236,633)
     Class Y ($0.28 and $0.58 per share, respectively)           (4,507,648)     (2,941,686)
-------------------------------------------------------------------------------------------
        Total distributions to shareowners                   $  (18,058,351)  $ (30,440,122)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  289,698,635   $ 122,973,311
Reinvestment of distributions                                    12,807,764      23,598,257
Cost of shares repurchased                                     (125,704,276)   (117,870,871)
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                              $  176,802,123   $  28,700,697
-------------------------------------------------------------------------------------------
     Net increase in net assets                              $  155,891,474   $  98,444,544
NET ASSETS:
Beginning of period                                          $  844,350,243   $ 745,905,699
-------------------------------------------------------------------------------------------
End of period                                                $1,000,241,717   $ 844,350,243
===========================================================================================
Undistributed net investment income                          $    6,162,449   $   9,342,075
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.


The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 31

--------------------------------------------------------------------------------------
                          '15 Shares    '15 Amount
                          (unaudited)   (unaudited)         '14 Shares    '14 Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                2,440,529    $     35,488,403     3,894,837    $ 55,137,119
Reinvestment of
  distributions              690,399           9,988,284     1,435,854      20,338,345
Less shares repurchased   (3,040,473)        (43,897,337)   (6,061,669)    (85,464,546)
--------------------------------------------------------------------------------------
     Net increase
        (decrease)            90,455    $      1,579,350      (730,978)   $ (9,989,082)
======================================================================================
Class B*
Shares exchanged                  --    $             --         2,460    $     34,873
Reinvestment of
  distributions                   --                  --         2,080          29,042
Less shares repurchased           --                  --      (146,823)     (2,076,618)
--------------------------------------------------------------------------------------
     Net decrease                 --    $             --      (142,283)   $ (2,012,703)
======================================================================================
Class C
Shares sold                  430,030    $      6,193,250       997,000    $ 14,074,993
Reinvestment of
  distributions               40,276             577,714        70,611         992,444
Less shares repurchased     (273,879)         (3,921,527)     (584,153)     (8,111,620)
--------------------------------------------------------------------------------------
     Net increase            196,427    $      2,849,437       483,458    $  6,955,817
======================================================================================
Class Y
Shares sold               17,123,574    $    248,016,982     3,786,155    $ 53,726,326
Reinvestment of
  distributions              155,557           2,241,766       158,251       2,238,426
Less shares repurchased   (5,443,526)        (77,885,412)   (1,572,853)    (22,218,087)
--------------------------------------------------------------------------------------
     Net increase         11,835,605    $    172,373,336     2,371,553    $ 33,746,665
======================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year          Year        Year          Year       Year
                                                           6/30/15      Ended         Ended       Ended         Ended      Ended
                                                           (unaudited)  12/31/14      12/31/13    12/31/12      12/31/11   12/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  14.49     $  13.25      $  14.56    $  13.40      $  12.56   $  12.86
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.22     $   0.49      $   0.61    $   0.61      $   0.62   $   0.57
   Net realized and unrealized gain (loss) on investments     (0.23)        1.29         (1.37)       1.09          0.82      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  (0.01)    $   1.78      $  (0.76)   $   1.70      $   1.44   $   0.29
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                   $  (0.26)    $  (0.54)     $  (0.55)   $  (0.54)     $  (0.60)  $  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.27)    $   1.24      $  (1.31)   $   1.16      $   0.84   $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  14.22     $  14.49      $  13.25    $  14.56      $  13.40   $  12.56
====================================================================================================================================
Total return*                                                 (0.06)%      13.61%(b)     (5.33)%     12.87%(a)     11.73%      2.15%
Ratio of net expenses to average net assets                    0.82%**      0.83%(c)      0.82%       0.82%         0.82%      0.82%
Ratio of net investment income (loss) to average net
   assets                                                      3.02%**      3.46%         4.16%       4.35%         4.77%      4.55%
Portfolio turnover rate                                          37%**        29%           15%         17%           14%        18%
Net assets, end of period (in thousands)                   $687,257     $699,229      $649,007    $824,216      $767,290   $749,235
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                        0.83%**      0.85%         0.84%       0.83%         0.87%      0.85%
   Net investment income (loss) to average net assets          3.01%**      3.44%         4.14%       4.33%         4.72%      4.52%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(c)  Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 33

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year          Year        Year         Year      Year
                                                              6/30/15      Ended         Ended       Ended        Ended     Ended
                                                              (unaudited)  12/31/14      12/31/13    12/31/12     12/31/11  12/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 14.37      $ 13.14       $ 14.44     $ 13.29      $ 12.46   $ 12.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.16      $  0.36       $  0.49     $  0.49      $  0.51   $  0.47
   Net realized and unrealized gain (loss) on investments       (0.22)        1.30         (1.35)       1.09         0.81     (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.06)     $  1.66       $ (0.86)    $  1.58      $  1.32   $  0.17
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.21)     $ (0.43)      $ (0.44)    $ (0.43)     $ (0.49)  $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.27)     $  1.23       $ (1.30)    $  1.15      $  0.83   $ (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 14.10      $ 14.37       $ 13.14     $ 14.44      $ 13.29   $ 12.46
====================================================================================================================================
Total return*                                                   (0.44)%      12.75%(b)     (6.05)%     12.03%(a)    10.84%     1.26%
Ratio of net expenses to average net assets                      1.57%**      1.60%(c)      1.59%       1.58%        1.61%     1.60%
Ratio of net investment income (loss) to average net assets      2.28%**      2.69%         3.39%       3.58%        3.98%     3.78%
Portfolio turnover rate                                            37%**        29%           15%         17%          14%       18%
Net assets, end of period (in thousands)                      $49,603      $47,734       $37,291     $45,106      $37,834   $38,548
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.57%**      1.60%         1.59%       1.58%        1.61%     1.60%
   Net investment income (loss) to average net assets            2.28%**      2.69%         3.39%       3.58%        3.98%     3.78%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(c)  Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year         Year        Year         Year      Year
                                                              6/30/15       Ended        Ended       Ended        Ended     Ended
                                                              (unaudited)   12/31/14     12/31/13    12/31/12     12/31/11  12/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  14.44      $ 13.21      $ 14.52     $ 13.37      $ 12.53   $ 12.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.17      $  0.46      $  0.68     $  0.63      $  0.67   $  0.58
   Net realized and unrealized gain (loss) on investments        (0.15)        1.35        (1.41)       1.10         0.80     (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.02      $  1.81      $ (0.73)    $  1.73      $  1.47   $  0.32
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.28)     $ (0.58)     $ (0.58)    $ (0.58)     $ (0.63)  $ (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.26)     $  1.23      $ (1.31)    $  1.15      $  0.84   $ (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  14.18      $ 14.44      $ 13.21     $ 14.52      $ 13.37   $ 12.53
====================================================================================================================================
Total return*                                                     0.14%       13.86%(b)    (5.10)%     13.12%(a)    12.04%     2.34%
Ratio of net expenses to average net assets                       0.55%**      0.56%(c)     0.55%       0.55%        0.55%     0.55%
Ratio of net investment income (loss) to average net assets       3.29%**      3.70%        4.41%       4.60%        5.04%     4.81%
Portfolio turnover rate                                             37%**        29%          15%         17%          14%       18%
Net assets, end of period (in thousands)                      $263,382      $97,387      $57,739     $86,296      $65,896   $76,959
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.61%**      0.65%        0.67%       0.58%        0.57%     0.55%
   Net investment income (loss) to average net assets             3.23%**      3.61%        4.29%       4.57%        5.02%     4.80%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(c)  Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 35

Notes to Financial Statements | 6/30/15 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such Funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 37

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 was as follows:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $ 2,038,786
     Tax-exempt income                                                28,401,336
     ---------------------------------------------------------------------------
          Total                                                      $30,440,122
     ===========================================================================

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2014:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                                $  9,258,395
     Capital loss carryforward                                       (49,409,374)
     Net unrealized appreciation                                      47,007,022
     ---------------------------------------------------------------------------
          Total                                                     $  6,856,043
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferrals of losses on wash sales and tax treatment of premium and amortization.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $22,565 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 39

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the six months ended June 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2016 for Class A and Class Y shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,869 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

For the six months ended June 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $115,336
 Class C                                                                  10,968
 Class Y                                                                 110,184
--------------------------------------------------------------------------------
   Total                                                                $236,488
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $164,681 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2015.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,220 in distribution fees payable to PFD at June 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2015, CDSC in the amount of $4,086 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2015, the Fund's expenses were not reduced under such arrangements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 41

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended June 30, 2015, the average daily amount of borrowings outstanding during the period was $102,210. The related weighted average annualized interest rate for the period was 0.98% and the total interest expense on such borrowings was $1,511, which is included in interest expense, located on the Statement of Operations. As of June 30, 2015, there were no borrowings outstanding.

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19451-09-0815

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2015

* Print the name and title of each signing officer under his or her signature.